Semiannual Report

Mid-Cap Value Fund

June 30, 2002


T. Rowe Price(registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Mid-Cap Value Fund


o Mid-cap value stocks gained ground as risk-averse investors fled growth-oriented investments during the six months ended June 30.

o The fund registered positive returns that outpaced its benchmark indexes and peer funds.

o Good stock selection, especially in the materials and consumer sectors, helped the fund's performance.

o A modest economic recovery is in progress, but it will take time to rebuild investors' confidence.


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Fellow Shareholders

The broad stock market indexes fell sharply over the six months ended June 30, 2002, as renewed economic growth was overshadowed by weak earnings and profits announcements, heightened global tensions, and-perhaps most profoundly-by mounting corporate accounting scandals. Charges of financial irregularities and outright fraud eroded the confidence of investors, who grew more risk-averse as the period wore on. In this deeply bearish climate, value stocks performed considerably better than growth stocks, and we are pleased to report that your fund registered positive results.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Mid-Cap Value Fund                                    2.99%                9.78%

S&P MidCap 400 Index                                 -3.21                -4.72

Lipper Mid-Cap Value
Funds Index                                          -2.99                -2.47

Russell Midcap Value Index                            2.86                 1.92


Fund performance reflected investors' pursuit of greater security amid growing uneasiness, but the portfolio also outperformed its key benchmarks for both the 6- and 12-month periods. The fund's modest 2.99% gain for the six months was well ahead of the S&P MidCap 400 Index and its Lipper peer group and slightly better than the Russell Midcap Value Index. For the year, the fund's 9.78% return outperformed all its benchmarks substantially. The fund's strong six-month showing versus the S&P MidCap 400 was driven primarily by good stock selection, especially in the consumer discretionary and materials sectors, while our slightly overweight positions in the weak technology and telecommunications segments hampered returns somewhat. (We are replacing the Lipper Mid-Cap Value Funds Average with the Lipper index to be consistent with other T. Rowe Price stock funds that use Lipper indexes as their benchmarks. The Lipper Mid-Cap Value Funds Average returned -1.27% and -0.11% for the 6- and 12-month periods ended June 30, respectively.)


MARKET ENVIRONMENT

Despite the stock market gloom, economic news was generally upbeat over the past six months. GDP grew at an annualized 6.1% rate in the first quarter 2002 and is generally expected to have grown at about 3% in the second. The employment outlook brightened late in the reporting period as jobless claims fell to their lowest level in over a year, and business spending rose, led by increased orders for computers and electronics. The Federal Reserve held the federal funds target rate at a 40-year low of 1.75% over the first half of 2002, but shifted its policy stance to neutral, meaning it sees the risks of rising inflation and renewed economic weakness about evenly balanced.


Value vs. Growth
--------------------------------------------------------------------------------
                                                 6 Months*           12 Months*
--------------------------------------------------------------------------------
Russell Midcap Value Index                            2.86%                1.92%

Russell Midcap Growth Index                         -19.70               -26.34

*Periods through 6/30/02.


The improving economic picture provided little comfort to investors, however, as companies continued to warn that earnings or revenues would be weaker than expected. But the most serious problem facing the markets was the seemingly unending stream of reports of corporate accounting misconduct that resulted in a number of companies restating past earnings and, in some cases, charges of fraud. Investors' tolerance for risk seemed to reach a breaking point in June when telecommunications giant WorldCom admitted to misstating billions of dollars in revenues. The sell-off was widespread during the April-June quarter, and even value stocks suffered, although they maintained their performance edge over growth stocks. The discrepancy in performance between growth and value in our sector is vividly shown in the table.


PORTFOLIO AND STRATEGY REVIEW

As mentioned earlier, stocks in the materials sector were major contributors to the fund's relative success during the past six months, and they were also top contributors to absolute returns. Our large positions in Phelps Dodge and Newmont Mining were both up significantly since the beginning of the year. Consumer stocks also contributed heavily to results. Textile producer Unifi and defense contractor TRW were both up over 50%, and recreational boat and engine manufacturer Brunswick rose more than 23%.

The fund's top contributor was Aetna. The stock gained 45%, largely due to the success of its new management in turning around the company's health care insurance operations. The managed care industry has generally done well because premium rate increases have outstripped medical cost inflation. We initiated this position in mid-2001 and have added to it because we are impressed with its franchise, have confidence in the company's management, and find its valuation still attractive.

Any exposure to technology and telecommunications proved detrimental to performance as the sectors suffered heavy losses in the first half of 2002. Our slightly overweight position in telecom thus hurt our results. Some of the more disappointing holdings included telecom services company Telephone and Data Systems and cellular provider Western Wireless, which was off more than 78% because of strong competition and a poor operating reputation in the industry. The story in the technology sector-and telecommunications equipment especially-was much the same, with ADC Telecommunications hit hard. We have been adding to many of our telecommunications holdings, however, because we see them surviving the deep recession in their respective segments of the telecom industry. We have concluded that their fundamentals have the potential to improve significantly, and we view their valuations as attractive.

Our consumer stocks weren't entirely positive. Weak performers included office furniture manufacturer Herman Miller and toy manufacturer Hasbro.


Sector Diversification
--------------------------------------------------------------------------------

Consumer                                                           18%

Energy and Utilities                                               15%

Industrials, Business Services,
and Materials                                                      24%

Health Care                                                         7%

Financials                                                         20%

Information Technology                                              8%

Telecommunucation Services                                          4%

Reserves                                                            4%

Based on net assets as of 6/30/02.


The fund continues to be well diversified across a broad range of industry sectors. Our allocation to information technology slipped along with the sector and now represents 8% of net assets, down from 12% six months ago. At the same time, our consumer holdings also fell from 22% to 18%. Financials now account for 20% of net assets, up from 16%. Keep in mind that we are bottom-up, research-driven investors and do not employ a top-down asset-allocation strategy-our sector weightings reflect where our research is finding the best opportunities.

Although Telephone and Data Systems' recent performance has been disappointing, it was our largest new purchase during the last six months. It is the parent company of U.S. Cellular, and unlike many of its competitors, Telephone & Data Systems has been in business for decades and public for nearly 20 years. We believe in the management and think the company is a long-term survivor that will benefit from industry consolidation.

The fund purchased several financial stocks, especially insurance companies and banks. We initiated a position in disability and health insurer UnumProvident when the stock was trading only slightly above its book value. It is a leader in its industry, and we believe there is potential for a rebound in its core business. We also increased our holding in property and casualty insurer SAFECO. Its stock price suffered during the first half of the year amid disappointing results, making its valuation very attractive.

We eliminated a previously profitable position in Fortune Brands. The company continued to execute well in a tough environment, but its valuation was no longer compelling. We trimmed our exposure to drugstore operator CVS on strength because of concerns about the company's ability to meet higher earnings projections and the potential for a more competitive environment in the drugstore industry.


OUTLOOK

The combination of record low interest rates and fiscal stimulus should provide the basis for continuing economic recovery, which should eventually translate into stronger stock prices. Lingering concerns about corporate accountability are likely to weigh on the markets for some time, however. Faith in the capital markets has been badly shaken.

Investors' risk aversion has led them to appreciate the kind of companies we invest in-those with established products, services, brands, and seasoned management. The market sell-off has created opportunities, and we are using our analytical resources to add to positions and to find more of these solid mid-sized companies selling below our assessment of their intrinsic value.

Thank you for your continued support.

Respectfully submitted,

David J. Wallack
Chairman of the fund's Investment Advisory Committee

July 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights


TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------
SAFECO                                                            2.4%
Phelps Dodge                                                      2.3
Diamond Offshore Drilling                                         2.1
Aetna                                                             2.0
BMC Software                                                      1.7
--------------------------------------------------------------------------------
UnumProvident                                                     1.6
Marathon Oil                                                      1.6
Huntington Bancshares                                             1.5
Great Lakes Chemical                                              1.5
Mercantile Bankshares                                             1.5
--------------------------------------------------------------------------------
Potlatch                                                          1.4
Molex                                                             1.4
Telephone and Data Systems                                        1.4
Archer-Daniels-Midland                                            1.3
Hasbro                                                            1.3
--------------------------------------------------------------------------------
KPMG Consulting                                                   1.3
Cable & Wireless                                                  1.3
Reader's Digest                                                   1.3
Raytheon                                                          1.3
Newmont Mining                                                    1.3
--------------------------------------------------------------------------------
Baker Hughes                                                      1.3
Washington Post                                                   1.3
Allmerica Financial                                               1.2
Constellation Energy Group                                        1.2
Herman Miller                                                     1.2
--------------------------------------------------------------------------------
Total                                                            37.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 6/30/02

Ten Largest Purchases
--------------------------------------------------------------------------------
Telephone and Data Systems*
SAFECO
UnumProvident*
Diamond Offshore Drilling
Stilwell Financial*
Herman Miller*
Phelps Dodge
Marathon Oil
Mercantile Bankshares
Watson Pharmaceuticals*


Ten Largest Sales
--------------------------------------------------------------------------------
Fortune Brands**
Reliant Energy**
CVS
Intimate Brands**
Murphy Oil**
Placer Dome
FirstEnergy**
Circuit City Stores**
3Com
Compaq Computer**

 * Position added
** Position eliminated



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


MID-CAP VALUE FUND
--------------------------------------------------------------------------------

As of 6/30/02


         S&P      Lipper   Mid-Cap value


                        Lipper
         S&P MidCap     Mid-Cap Value       Mid-Cap
         400 Index      Funds Index         Value Fund

6/30/96  10000          10000               10000
6/97     12333          12121               12938
6/98     15681          14326               15682
6/99     18375          14325               16041
6/00     21495          15088               15922
6/01     23402          17374               20434
6/02     22298          16944               22432



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
6/30/02           1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------
Mid-Cap
Value Fund          9.78%      11.83%      11.63%      14.40%    6/28/96


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited



Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

              6 Months        Year
                 Ended       Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97

NET ASSET VALUE

Beginning of
period         $  16.40   $  15.64   $  13.37   $  13.66   $  14.47   $  11.56

Investment activities

  Net investment
  income (loss)    0.05       0.13       0.18       0.23       0.19       0.08*

  Net realized
  and unrealized
  gain (loss)      0.44       2.07       2.82       0.22      (0.05)      3.05

  Total from
  investment
  activities       0.49       2.20       3.00       0.45       0.14       3.13


Distributions

  Net investment
  income             --      (0.13)     (0.17)     (0.23)     (0.19)     (0.08)

  Net realized
  gain               --      (1.31)     (0.56)     (0.51)     (0.76)     (0.14)

  Total
  distributions      --      (1.44)     (0.73)     (0.74)     (0.95)     (0.22)


NET ASSET VALUE

End of
period         $  16.89   $  16.40   $  15.64   $  13.37   $  13.66   $  14.47
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total
return^            2.99%     14.36%     22.75%      3.52%      1.39%     27.10%*

Ratio of total
expenses to
average
net assets        0.91%!     0.98%      0.99%      1.04%      1.08%      1.25%*

Ratio of net
investment income
(loss) to
average
net assets        0.76%!     0.95%      1.33%      1.60%      1.24%      1.18%*

Portfolio
turnover
rate              42.9%!     57.5%      31.9%      26.8%      32.0%      16.0%

Net assets,
end of period
(in millions)  $  1,040   $    503   $    282   $    212   $    221   $    218


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


Statement of Net Assets                         Shares/Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  95.1%

CONSUMER DISCRETIONARY  12.9%

Auto Components  0.5%

TRW                                                100,000      $         5,698
                                                                          5,698


Household Durables  1.1%

Black & Decker                                      89,000                4,290
Newell Rubbermaid                                  157,000                5,504
Tupperware                                          99,000                2,058
                                                                         11,852


Leisure Equipment & Products  3.0%

Brunswick                                          430,000               12,040
Eastman Kodak                                      189,000                5,513
Hasbro                                           1,003,000               13,601
                                                                         31,154


Media  4.8%

Knight-Ridder                                       59,000                3,714
Meredith                                           291,000               11,160
Pearson, (GBP)                                     879,000                8,745
Reader's Digest, Class A                           711,000               13,317
Washington Post, Class B                            24,000               13,080
                                                                         50,016


Multiline Retail  1.5%

Neiman Marcus, Class A *                           157,500                5,465
Nordstrom                                          429,000                9,717
                                                                         15,182


Specialty Retail  1.2%

GAP                                                861,000               12,226
                                                                         12,226


Textiles, Apparel, & Luxury Goods  0.8%

Unifi *                                            770,000                8,393
                                                                          8,393

Total Consumer Discretionary                                            134,521


CONSUMER STAPLES  3.8%

Food & Drug Retailing  0.1%

CVS                                                 32,000      $           979
                                                                            979


Food Products  3.4%

Archer-Daniels-Midland                           1,094,000               13,992
Campbell Soup                                      374,000               10,345
Heinz                                              256,000               10,522
                                                                         34,859


Household Products  0.3%

Clorox                                              86,000                3,556
                                                                          3,556

Total Consumer Staples                                                   39,394


ENERGY  8.0%

Energy Equipment & Services  3.3%

Baker Hughes                                       393,000               13,083
Diamond Offshore Drilling                          767,000               21,860
                                                                         34,943


Oil & Gas  4.7%

Amerada Hess                                       132,000               10,890
BG Group, (GBP)                                    940,000                4,092
Gulf Indonesia Resources *                         378,800                4,996
Marathon Oil                                       618,000               16,760
Ocean Energy                                       100,000                2,167
Premcor *                                          100,000                2,572
Repsol ADR                                         617,000                7,299
                                                                         48,776

Total Energy                                                             83,719


FINANCIALS  19.3%

Banks  7.5%

AmSouth                                            430,000                9,623
Commerce Bancshares                                169,500                7,499
Huntington Bancshares                              820,000               15,924
KeyCorp                                            427,000               11,657
Mercantile Bankshares                              370,000      $        15,181
Northern Trust                                     207,000                9,121
Wachovia                                           140,000                5,345
Wilmington Trust, Series A                         130,000                3,965
                                                                         78,315


Diversified Financials  1.1%

Stilwell Financial                                 635,000               11,557
                                                                         11,557


Insurance  10.5%

21st Century Insurance Group                       135,000                2,565
Allmerica Financial                                280,000               12,936
Cincinnati Financial                               168,000                7,817
Erie Indemnity                                      65,000                2,633
Mercury General                                    225,000               10,912
Ohio Casualty *                                    333,000                6,960
PartnerRe                                          101,000                4,944
PMI Group                                          118,000                4,508
Protective Life                                    265,000                8,772
SAFECO                                             804,700               24,857
St. Paul Companies                                 145,000                5,643
UnumProvident                                      660,000               16,797
                                                                        109,344


Real Estate  0.2%

Kimco Realty, REIT                                  60,000                2,010
                                                                          2,010

Total Financials                                                        201,226


HEALTH CARE  5.9%

Health Care Equipment & Supplies  1.7%

Apogent Technologies *                             164,800                3,390
Boston Scientific *                                332,700                9,755
Guidant *                                          152,500                4,610
                                                                         17,755


Health Care Providers & Services  2.6%

Aetna                                              440,000               21,106
Omnicare                                           215,000                5,646
                                                                         26,752


Pharmaceuticals  1.6%

IVAX *                                             525,000      $         5,670
Watson Pharmaceuticals *                           436,000               11,018
                                                                         16,688

Total Health Care                                                        61,195


INDUSTRIALS & BUSINESS SERVICES  12.5%

Aerospace & Defense  1.6%

Raytheon                                           324,000               13,203
Rockwell Collins                                   131,900                3,617
                                                                         16,820


Air Freight & Logistics  1.9%

CNF                                                291,000               11,052
Ryder System                                       328,000                8,886
                                                                         19,938


Commercial Services & Supplies  4.8%

Central Parking                                    125,200                2,861
Ceridian *                                         618,000               11,730
Certegy *                                          212,450                7,884
Herman Miller                                      603,000               12,241
Manpower                                           155,000                5,696
ServiceMaster                                      656,500                9,007
                                                                         49,419


Electrical Equipment  1.3%

Hubbell
  Class A                                           25,000                  800
  Class B                                          136,000                4,644
Rockwell Automation                                380,000                7,592
                                                                         13,036


Machinery  2.9%

Dover                                              308,000               10,780
Harsco                                             109,000                4,087
Joy Global *                                       386,600                6,704
Pall                                               430,000                8,922
                                                                         30,493

Total Industrials & Business Services                                   129,706


INFORMATION TECHNOLOGY  8.0%

Communications Equipment  1.2%

3Com *                                             366,500      $         1,613
ADC Telecommunications *                         3,554,000                8,139
Lucent Technologies *                            1,805,000                2,996
                                                                         12,748


Computers & Peripherals  0.8%

Apple Computer *                                   430,100                7,621
                                                                          7,621


Electronic Equipment & Instruments  3.0%

Analogic                                            49,700                2,444
AVX                                                530,000                8,655
Littelfuse *                                       161,450                3,734
Molex, Class A                                     526,200               14,433
Technitrol                                          89,900                2,095
                                                                         31,361


IT Consulting & Services  1.3%

KPMG Consulting *                                  907,400               13,484
                                                                         13,484


Software  1.7%

BMC Software *                                   1,047,000               17,380
Citrix Systems *                                    43,000                  260
                                                                         17,640

Total Information Technology                                             82,854


MATERIALS  11.1%

Chemicals  2.5%

Agrium                                           1,168,000               10,979
Great Lakes Chemical                               579,600               15,354
                                                                         26,333


Construction Materials  0.4%

Martin Marietta Materials                           95,500                3,724
                                                                          3,724


Containers & Packaging  0.6%

Packaging Corp of America *                         86,600                1,723
Sonoco Products                                    148,000                4,191
                                                                          5,914


Metals & Mining  5.1%

Newmont Mining                                     499,500      $        13,152
Nucor                                              139,500                9,073
Phelps Dodge                                       577,200               23,781
Placer Dome                                        635,700                7,126
                                                                         53,132


Paper & Forest Products  2.5%

Bowater                                             92,500                5,029
MeadWestvaco                                       182,200                6,114
Potlatch                                           443,000               15,071
                                                                         26,214

Total Materials                                                         115,317


TELECOMMUNICATION SERVICES  3.2%

Diversified Telecommunication Services  1.8%

Cable & Wireless ADR                               402,400                3,127
Cable & Wireless, (GBP)                          4,000,000               10,200
Centurytel                                         195,000                5,752
                                                                         19,079


Wireless Telecommunication Services  1.4%

Telephone and Data Systems                         234,000               14,169
                                                                         14,169

Total Telecommunication Services                                         33,248


UTILITIES  6.8%

Electric Utilities  6.0%

Allegheny Energy                                   258,000                6,644
CMS Energy                                         400,000                4,392
Constellation Energy Group                         419,000               12,294
Pinnacle West Capital                              299,500               11,830
Puget Energy                                       420,000                8,673
Unisource Energy                                   574,000               10,676
XCEL Energy                                        465,000                7,798
                                                                         62,307


Gas Utilities  0.8%

NiSource                                           393,000      $         8,579
                                                                          8,579

Total Utilities                                                          70,886

Total Miscellaneous Common Stocks  3.6%                                  36,962

Total Common Stocks (Cost  $972,911)                                    989,028


Convertible Bonds  0.9%

Human Genome Sciences, 5.00%, 2/1/07             5,100,000                3,877
Protein Design Labs, 5.50%, 2/15/07              3,900,000                3,175
Sepracor, 7.00%, 12/15/05                        2,850,000                1,952

Total Convertible Bonds (Cost $9,759)                                     9,004



Short-Term Investments  4.4%

Money Market Fund  4.4%

T. Rowe Price Reserve
Investment Fund, 1.95% #                        46,031,949               46,032

Total Short-Term Investments (Cost  $46,032)                             46,032




T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands


Total Investments in Securities
100.4% of Net Assets (Cost $1,028,702)                          $     1,044,064

Other Assets Less Liabilities                                            (4,091)

NET ASSETS                                                      $     1,039,973



Net Assets Consist of:

Undistributed net
investment income (loss)                                        $         3,061

Undistributed net
realized gain (loss)                                                     29,406

Net unrealized gain (loss)                                               15,363

Paid-in-capital applicable to
61,556,492 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                         992,143

NET ASSETS                                                      $     1,039,973

NET ASSET VALUE PER SHARE                                       $         16.89

      #   Seven-day yield

      *   Non-income producing

      ADR American Depository Receipt

      GBP British pound

     REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                              6/30/02

Investment Income (Loss)

  Income

  Dividend                                                 $    5,293

  Interest                                                      1,212

Total income                                                    6,505


Expenses

  Investment management                                         2,630

  Shareholder servicing                                           698

  Registration                                                    123
  Custody and accounting                                           68

  Prospectus and shareholder reports                               31

  Proxy and annual meeting                                         11

  Legal and audit                                                   9

  Directors                                                         4

  Miscellaneous                                                     3

  Total expenses                                                3,577

  Expenses paid indirectly                                        (83)

  Net expenses                                                  3,494

Net investment income (loss)                                    3,011


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                   24,951

  Foreign currency transactions                                   (72)

  Net realized gain (loss)                                     24,879


Change in net unrealized gain (loss)

  Securities                                                  (34,550)

  Other assets and liabilities
  denominated in foreign currencies                                 2

  Change in net unrealized gain (loss)                        (34,548)

Net realized and unrealized gain (loss)                        (9,669)


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   (6,658)
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         3,011      $         3,489

  Net realized gain (loss)                          24,879               38,496

  Change in net
  unrealized gain
  (loss)                                           (34,548)              11,552

  Increase (decrease)
  in net assets
  from operations                                   (6,658)              53,537


Distributions to shareholders

  Net investment income                                 --               (3,461)

  Net realized gain                                     --              (34,908)

  Decrease in
  net assets
  from distributions                                    --              (38,369)


Capital share transactions *

  Shares sold                                      641,348              245,071

  Distributions reinvested                              --               37,130

  Shares redeemed                                  (97,259)             (77,078)

  Increase (decrease)
  in net assets from
  capital share
  transactions                                     544,089              205,123


Net Assets

Increase (decrease)
during period                                      537,431              220,291

Beginning of period                                502,542              282,251

End of period                              $     1,039,973      $       502,542
                                           -------------------------------------


*Share information

  Shares sold                                       36,483               15,044

  Distributions reinvested                            --                  2,337

  Shares redeemed                                   (5,574)              (4,776)

  Increase (decrease)
  in shares outstanding                             30,909               12,605


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002



Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996. The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $82,000 and $1,000, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $706,153,000 and $158,287,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $7,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,028,702,000. Net unrealized gain aggregated $15,363,000 at period-end, of which $75,004,000 related to appreciated investments and $59,641,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $572,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $329,000 for the six months ended June 30, 2002.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2002, the fund was charged $39,000 for shareholder servicing costs related to the college savings plans, of which $34,000 was for services provided by Price and $3,000 was payable at period-end. At June 30, 2002, approximately 1.8% of the outstanding shares of the fund were held by college savings plans.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of
     T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended June 30, 2002, the fund was allocated $203,000 of Spectrum expenses, of which $46,000 related to services provided by Price and $45,000 was payable at period-end. At June 30, 2002, approximately 16.6% of the outstanding shares of the fund were held by Spectrum. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $654,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers


Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1996
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1996                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1996                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1996
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price
Portfolios Overseen]            Principal Occupation(s) During Past 5 Years and
                                Other Directorships of Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[32]
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1996                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management, T. Rowe Price Investment
                                Services, Inc., T. Rowe Price Retirement Plan
                                Services, Inc., and T. Rowe Price Services,
                                Inc.; Chairman of the Board, Director,
                                President, and Trust Officer, T. Rowe Price
                                Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Mid-Cap Value Fund
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1996                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Chairman and Director, T. Rowe Price Global
                                Asset Management Limited; Vice President and
                                Director, T. Rowe Price Trust Company; Director,
                                T. Rowe Price Global Investment Services Limited
                                and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.



T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Marcy L. Arnold (8/5/59)                Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Mid-Cap Value Fund           Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------
Kara Cheseby (10/9/63)                  Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Henry M. Ellenbogen (1/21/71)           Vice President, T. Rowe Price; formerly
Vice President, Mid-Cap Value Fund      Chief of Staff, U.S. Representative
                                        Peter Deutsch (to 1999);  Executive
                                        Vice President, Business Development,
                                        HelloAsia (to 2001)
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Mid-Cap Value Fund      Price Group, Inc.; Vice President,
                                        T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company
--------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Mid-Cap Value Fund           and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------
Gregory A. McCrickard (10/19/58)        Vice President, T. Rowe Price, T. Rowe
Vice President, Mid-Cap Value Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Mid-Cap Value Fund          Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Curt J. Organt (1/5/68)                 Vice President, T. Rowe Price
Vice President, Mid-Cap Value Fund
--------------------------------------------------------------------------------
Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Mid-Cap Value Fund      T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
J. David Wagner (2/25/74)               Vice President, T. Rowe Price
Vice President, Mid-Cap Value Fund
--------------------------------------------------------------------------------
David J. Wallack (7/2/60)               Vice President, T. Rowe Price and
President, Mid-Cap Value Fund           T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and

     Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services


     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans


     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------


www.troweprice.com


     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Tracker(servicmark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced



BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Condidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
                                                                F15-051  6/30/02